YieldMax Innovation Option Income Strategy ETF
Schedule of Investments
January 31, 2025 (Unaudited)

U.S. TREASURY SECURITIES - 51.2%		Par	Value
United States Treasury Note/Bond
2.63%, 04/15/2025 (a)		$12,283,000	$12,242,717
3.00%, 07/15/2025 (a)		12,294,000	12,224,389
3.88%, 01/15/2026 (a)		12,246,000	12,207,420
TOTAL U.S. TREASURY SECURITIES (Cost $36,686,148)			36,674,526

PURCHASED OPTIONS - 11.7% (b)(c)(d)	Notional Amount	Contracts
Call Options - 11.7%			$–
ARK Innovation ETF		–	$–
Expiration: 01/31/2025; Exercise Price: $67.00	$68,056,775	10,825	10,825
Expiration: 01/31/2025; Exercise Price: $67.50	3,332,110	530	265
Expiration: 02/07/2025; Exercise Price: $68.00	71,388,885	11,355	136,260
Expiration: 03/21/2025; Exercise Price: $57.00	71,388,885	11,355	8,203,988
TOTAL PURCHASED OPTIONS (Cost $5,384,719)			8,351,338

SHORT-TERM INVESTMENTS - 38.0%
Money Market Funds - 1.4%		Shares
First American Government Obligations Fund - Class X, 4.32% (e)		967,215	967,215

U.S. Treasury Bills - 36.6%		Par
4.17%, 02/13/2025 (a)(f)		$13,146,000	13,130,490
4.19%, 03/11/2025 (a)(f)		13,187,000	13,131,318
Total U.S. Treasury Bills			26,261,808
TOTAL SHORT-TERM INVESTMENTS (Cost $27,224,080)			27,229,023

TOTAL INVESTMENTS - 100.9% (Cost $69,294,947)			72,254,887
Liabilities in Excess of Other Assets - (0.9)%			(668,928)
TOTAL NET ASSETS - 100.0%			$71,585,959
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	All or a portion of security has been pledged to the broker in connection with options as of January 31, 2025.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(e)	The rate shown represents the 7-day annualized effective yield as of January 31, 2025.
(f)	The rate shown is the annualized effective yield as of January 31, 2025.

YieldMax Innovation Option Income Strategy ETF
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (2.7)% (a)(b)	Notional Amount	Contracts	Value
Call Options - (0.8)%
ARK Innovation ETF, Expiration: 02/07/2025; Exercise Price: $65.00	$(71,388,885)	(11,355)	$(573,428)

Put Options - (1.9)%
ARK Innovation ETF, Expiration: 03/21/2025; Exercise Price: $57.01	(71,388,885)	(11,355)	(1,373,572)
TOTAL WRITTEN OPTIONS (Premiums received $5,475,634)			$(1,947,000)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

YieldMax Innovation Option Income Strategy ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Securities	$–	$36,674,526	$–	$36,674,526
Purchased Options	–	8,351,338	–	8,351,338
Money Market Funds	967,215	–	–	967,215
U.S. Treasury Bills	–	26,261,808	–	26,261,808
Total Investments	$967,215	$71,287,672	$–	$72,254,887

Liabilities:
Investments:
Written Options	$–	$(1,947,000)	$–	$(1,947,000)
Total Investments	$–	$(1,947,000)	$–	$(1,947,000)